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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2001

Beazer Homes USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12822 (Commission File Number)	58-2086934 (I.R.S. Employer Identification No.)
5775 Peachtree Dunwoody Road, Suite B-200, Atlanta, Georgia (Address of principal executive offices)		30342 (Zip code)

(404) 250-3420
(Registrant's telephone number including area code)

None
(Former name and former address, if changed since last report)

Item 5. Other Events

    On June 29, 2001, Beazer Homes USA, Inc. issued the press release attached as an exhibit hereto and made a part hereof.

Item 7. Financial Statements and Exhibits

(c) Exhibits

  99.
  Press release issued June 29, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEAZER HOMES USA, INC.
June 29, 2001 Date	By:	/s/ DAVID S. WEISS David S. Weiss, Executive Vice President and Chief Financial Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES